SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 24, 2002
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                           First Community Corporation
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             (Exact name of registrant as specified in its charter)




 South Carolina                   000-28344                57-1010751
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(State or other                  (Commission            (I.R.S. Employer
jurisdiction of                  File Number)            Identification No.)
incorporation)




            5455 Sunset Blvd, Lexington, South Carolina         29072
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             (Address of principal executive offices)         (Zip Code)




       Registrant's telephone number, including area code: (803) 951-2265
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                                 Not Applicable
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          (Former name or former address, if changed since last report.)


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Item 7.  Financial Statements and Exhibits

         99.1 - News Release dated April 24, 2002, announcing the Company's operating results for the first quarter 2002.

Item 9.  Regulation FD Disclosure.

         The purpose of the Form 8-K Current Report is to file a copy of the Company's news release dated April 24, 2002 announcing the Company's operating results for the first quarter 2002. In addition to releasing first quarter earnings, the Company also announced that the board of directors had approved its first quarterly cash dividend. The Company declared a $.04 per share dividend, payable May 20, 2002 to shareholders of record as of May 6, 2002.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         FIRST COMMUNITY CORPORATION



                                         By:   /s/ Joseph G. Sawyer
                                            ------------------------------------
                                         Name: Joseph G. Sawyer
                                         Title: Chief Financial Officer

Dated: April 25, 2002


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                                  EXHIBIT INDEX
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Exhibit Number                   Description
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   99.1 -           News Release dated April 24, 2002, announcing Company's
                    operating results for the first quarter 2002.